Money Market Funds	Prospectus Supplement

UBS Retirement Money Fund

Supplement to the Prospectus dated August 29, 2011

April 5, 2012

Dear Investor:

The purpose of this supplement is to describe certain changes to the bank deposit sweep program administered by UBS Financial Services Inc. (“UBS Financial Services”) under which free cash balances in client securities accounts are swept into interest-bearing deposit accounts (the “Program”). The changes, which will become effective April 9, 2012, include the following:

•	Expansion of the Program to eligible participants in the following investment advisory programs: the Managed Accounts Consulting Program, Portfolio Management Program, ACCESS, Managed Portfolio Program, UBS Strategic Wealth Portfolio, UBS Strategic Advisor, Private Wealth Solutions, and other advisory programs as UBS Financial Services may add from time to time;

•	Advisory accounts that participate in the Program will be subject to an automatic dollar limit or “cap” of $250,000 per account owner with respect to the amount that can be swept into bank deposit accounts (available balances in excess of that limit will be automatically invested in the fund); and

•	Investors who are eligible to participate in the Program will be permitted to withdraw available balances from the Program in order to directly purchase shares of the fund. The fund has a $5,000 minimum investment requirement for purchases made through the withdrawal of available balances from the Program.

As a result of these changes, the prospectus is hereby revised as follows, effective April 9, 2012.

In the section captioned “Fund summary” and sub-headed “Purchase & sale of fund shares” on page 5 of the prospectus, the first sentence is hereby deleted and replaced with the following:

Fund shares are offered to retirement plans, including individual retirement accounts, through securities accounts established as retirement plan sweep accounts at UBS Financial Services Inc. or one of its correspondent firms.

In the section captioned “Managing your fund account” and sub-headed “Buying shares” on page 8 of the prospectus, the first seven paragraphs are hereby deleted and replaced with the following:

Introduction.  Fund shares are offered to retirement plans, including individual retirement accounts, through securities accounts established as retirement plan sweep accounts at UBS Financial Services Inc. or one of its correspondent firms. The types of retirement plans that are eligible to buy fund shares are described below. You can open a retirement plan sweep account by contacting your Financial Advisor.

Automatic deposit account sweep program.  UBS Financial Services Inc. administers a bank deposit sweep program under which free cash balances in client securities accounts are swept into interest-bearing deposit accounts (“Deposit Account Sweep Program”).

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Investors who are eligible to participate in the Deposit Account Sweep Program are referred to as “eligible participants” below to distinguish them from other investors in the fund. Please see below for more information about eligible participants in the Deposit Account Sweep Program.

UBS Financial Services Inc. retirement plan sweep accounts of eligible participants automatically default to the Deposit Account Sweep Program as their primary sweep vehicle. This means that free cash balances (that is, immediately available funds) of eligible participants will be automatically deposited in bank deposit accounts, not invested in the fund. Advisory accounts participating in the Deposit Account Sweep Program are subject to an automatic dollar limit or “cap” of $250,000 per account owner, which will apply to the amount that can be swept into bank deposit accounts under the Deposit Account Sweep Program. For other securities accounts that are brokerage accounts, there is no automatic cap, but the eligible participant can elect to place a cap on the amount that will be swept into bank deposit accounts (a cap of $250,000 or more for individual ownership and $500,000 or more for joint ownership accounts, in each case on a per-account basis). If no cap is elected for brokerage accounts, free cash balances will be swept into bank deposit accounts without dollar limit. Available balances in excess of the cap (whether automatic or selected) will be automatically invested in the fund. After a cap is reached, uninvested cash will be invested as if the investor were a “non-eligible participant.”

Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

Eligible participants may also purchase shares of the fund from available balances in the Deposit Account Sweep Program. See “Buying shares of the fund by eligible participants” below.

In the section captioned “Managing your fund account,” the following is added immediately before the sub-section “Minimum investments” on page 8 of the prospectus:

Buying shares of the fund by eligible participants
Eligible participants may withdraw available balances in the Deposit Sweep Account Program in order to directly purchase shares of the fund. The fund has a $5,000 minimum investment requirement for those eligible participants purchasing shares of the fund by withdrawing from the Deposit Sweep Account Program. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

In the section captioned “Managing your fund account,” the sub-section headed “Minimum investments” on page 8 of the prospectus is hereby deleted in its entirety and replaced with the following:

Minimum investments
Except as noted above with respect to buying shares of the fund by eligible participants, the fund has no minimum for initial investments or to add to an account, but reserves the right to establish minimum investment requirements at any time.

In the section captioned “Managing your fund account” and sub-headed “Buying shares automatically” on pages 8-9 of the prospectus, the second paragraph is hereby deleted and replaced with the following:

Eligible participants for the Deposit Account Sweep Program.  UBS Financial Services Inc. accounts for eligible participants will automatically default to the Deposit Account Sweep Program as noted above. Available balances in excess of a dollar limit cap (whether automatic or selected) will be automatically invested in fund shares.

In the section captioned “Managing your fund account” and sub-headed “Selling shares” on page 10 of the prospectus, the following sentence is added to the end of the first paragraph:

Eligible participants who purchased shares of the fund may sell their shares and transfer back to the Deposit Account Sweep Program by contacting their Financial Advisor in person or by telephone or mail.

In the section captioned “Managing your fund account,” the section sub-headed “More information regarding ‘Eligible Participants’” on page 10 of the prospectus is hereby deleted and replaced with the following:

More information regarding “Eligible Participants.” The Deposit Account Sweep Program is available only to individuals, IRAs, trusts (as long as all beneficiaries of the trust accounts are natural persons or nonprofit organizations), sole proprietors and governmental entities. Custodial accounts are eligible for the Deposit Account Sweep Program if each beneficiary is an eligible participant. “Eligible Participants” does not include participants that are: (a) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations, (b) nonprofit organizations, including organizations described in Sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended, (c) estates, (d) accounts in the UBS Financial Services Institutional Consulting Program, (e) not resident in the United States or (f) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). (Additional information regarding sweep options for investors participating in the PACESM Select Advisors Program and PACESM Multi Advisor Program: These programs may provide for an allocation to another money market fund as part of an investment allocation plan; however, since your PACE investment is held within a UBS Financial Services brokerage account (e.g., an RMA account, a basic investment account, etc.), available cash balances in the brokerage portion of RMA accounts and basic investment accounts are automatically swept to the Deposit Account Sweep Program in accordance with the terms of your brokerage account agreement, which terms differ from those available to advisory accounts.)

The list of eligible participants may change in the discretion of UBS Financial Services Inc.

In the section captioned “Managing your fund account” and sub-headed “Additional information about your account” on page 10 of the prospectus, the first paragraph is hereby deleted and replaced with the following:

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $250. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $250 or more within 60 days. This notice may appear on your account statement. Participants in the Deposit Account Sweep Program who wish to increase their fund account balance to $250 or more will need to add sufficient cash to their securities accounts so that the bank deposit account cap (whether automatic or selected) and this minimum are both met. If the deposit account cap and fund minimum are not met, the proceeds from the sale of fund shares will be deposited in the investor’s securities account and swept into the bank deposit account. Alternatively, investors participating in the Deposit Account Sweep Program who wish to increase their fund account balance may do so as explained in the section above captioned “Buying shares of the fund by eligible participants.”

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

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